UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 4, 2024

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton
,
Wisconsin
53562
(Address of principal executive offices)
(
608
)
275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule
12b-2
of
the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.
In connection with the previously announced tender offer (the “Tender Offer”) by Spectrum Brands, Inc. (the “Company”), a wholly-owned subsidiary of Spectrum Brands Holdings, Inc. (the “Parent”), the Company solicited consents (the “Consent Solicitation”) to amend each of the indentures governing the 4.00% Senior Notes due 2026 (the “2026 Notes”), the 5.00% Senior Notes due 2029 (the “2029 Notes”) and the 5.50% Senior Notes due 2030 (the “2030 Notes” and, together with the 2026 Notes and 2029 Notes, the “Consent Notes”) for certain “Proposed Amendments” described in the related Offer to Purchase and Consent Solicitation Statement, dated May 20, 2024, as amended and supplemented by the press release, dated June 4, 2024, attached hereto as Exhibit 99.1 (as so amended and supplemented, the “Offer to Purchase”). Adoption of the Proposed Amendments with respect to each series of Consent Notes required the requisite consents applicable to each series of Consent Notes as described in the Offer to Purchase (the “Requisite Consents”).
Following the receipt of the Requisite Consents with respect to each series of Consent Notes, the Company entered into a (i) supplemental indenture, dated as of June 4, 2024 (the “2026 Supplemental Indenture”), by and among the Company, the guarantors party thereto (the “Guarantors”), U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent and Elavon Financial Services DAC, as registrar and transfer agent, relating to the 2026 Notes, (ii) supplemental indenture, dated as of June 4, 2024 (the “2029 Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee, relating to the 2029 Notes and (iii) supplemental indenture, dated as of June 4, 2024 (the “2030 Supplemental Indenture” and, together with the 2026 Supplemental Indenture and 2029 Supplemental Indenture, the “Supplemental Indentures”), by and among the Company, the Guarantors and the Trustee, relating to the 2030 Notes, to effect the Proposed Amendments. The Supplemental Indentures shorten the notice periods for the redemption of the Consent Notes and eliminate substantially all of the restrictive covenants and certain events of default under each indenture governing the Consent Notes, among other things.
The foregoing summary of each of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Supplemental Indenture, the 2029 Supplemental Indenture and the 2030 Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The information set forth under Item 1.01 of this Current Report on Form
8-K
is incorporated by reference herein.
On June 3, 2024, Spectrum Brands received the Requisite Consents for the Proposed Amendments in the 2026 Supplemental Indenture, the 2029 Supplemental Indenture and the 2030 Supplemental Indenture.

Item 8.01	Other Events.
On June 4, 2024, the Parent issued a press release announcing (i) the early tender results for the Tender Offer by the Company, for the 2026 Notes, 2029 Notes, 2030 Notes and 3.875% Senior Notes due 2031 (the “2031 Notes” and, together with the Consent Notes, the “Notes”) and (ii) the results for the Consent Solicitation to amend each of the indentures governing the 2026 Notes, 2029 Notes and 2030 Notes. As of 5:00 p.m., New York City Time on June 3, 2024, €407,340,000 aggregate principal amount of the 2026 Notes, or approximately 95.84% of the outstanding aggregate principal amount of the 2026 Notes, $284,231,000 aggregate principal amount of the 2029 Notes, or approximately 98.32% of the outstanding aggregate principal amount of the 2029 Notes, $142,475,000 aggregate principal amount of the 2030 Notes, or approximately 91.49% of the outstanding aggregate principal amount of the 2030 Notes, and $375,107,000 aggregate principal amount of the 2031 Notes, or approximately 90.67% of the outstanding aggregate principal amount of the 2031 Notes, had been validly tendered and not validly withdrawn and related consents, if applicable, thereby validly delivered and not validly revoked in the Tender Offer and Consent Solicitation. In addition, the press release announced that the Company has amended the Tender Offer and Consent Solicitation to increase the previously announced maximum aggregate purchase price (including accrued and unpaid interest, which also will be paid to, but excluding, the applicable settlement date, but excluding fees and expenses relating to the Tender Offer) of the Notes that may be purchased from $925.0 million to $1,160.5 million, as described in the Offer to Purchase.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Subsequently, on June 4, 2024, the Parent issued a press release announcing the pricing and accepted tender amounts for the Tender Offer and Consent Solicitation by the Company. The Company expects to accept for purchase €407,340,000 aggregate principal amount of the 2026 Notes, or approximately 95.84% of the outstanding aggregate principal amount of the 2026 Notes, $284,231,000 aggregate principal amount of the 2029 Notes, or approximately 98.32% of the outstanding aggregate principal amount of the 2029 Notes, $142,475,000 aggregate principal amount of the 2030 Notes, or approximately 91.49% of the outstanding aggregate principal amount of the 2030 Notes, and $285,68
1
,000 aggregate principal amount of the 2031 Notes, or approximately 69.05% of the outstanding aggregate principal amount of the 2031 Notes, for a combined aggregate purchase price of approximately $1,160.5 million, including accrued and unpaid interest to, but excluding, the applicable settlement date.
A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed with this Current Report on Form
8-K.

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of June 4, 2024, by and among Spectrum Brands, Inc., the guarantors named therein, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, Elavon Financial Services DAC, UK Branch, as paying agent and Elavon Financial Services DAC, as registrar and transfer agent, relating to the 2026 Notes.

4.2	Supplemental Indenture, dated as of June 4, 2024, by and among Spectrum Brands, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, relating to the 2029 Notes.

4.3	Supplemental Indenture, dated as of June 4, 2024, by and among Spectrum Brands, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, relating to the 2030 Notes.

99.1	Press release dated June 4, 2024 announcing the early results and upsizing of the Tender Offer and Consent Solicitation

99.2	Press release dated June 4, 2024 announcing the pricing terms and accepted tender amounts for the Tender Offer and Consent Solicitation

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2024

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Jeremy W. Smeltser
Name:	Jeremy W. Smeltser
Title:	Executive Vice President and Chief Financial Officer

SB/RH HOLDINGS, LLC

By:	/s/ Jeremy W. Smeltser
Name:	Jeremy W. Smeltser
Title:	Executive Vice President and Chief Financial Officer

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